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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 27, 2001

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of December 1, 2001, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2001-S31)



              Credit Suisse First Boston Mortgage Securities Corp.
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             (Exact Name of registrant as specified in its charter)

            Delaware                    333-61840                 13-3320910
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(State or Other Jurisdication of     (Commission File          (I.R.S. Employer
         Incorporation)                  Number)             Identification No.)

11 Madison Avenue, New York, New York                               10010
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code, is: (212) 538-3000
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

         1. Pooling and Servicing Agreement, dated as of December l, 2001, among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, as trustee, Wilshire Credit Corporation, as a servicer, and Ocwen Federal Bank FSB, as a servicer.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                         CREDIT SUISSE FIRST BOSTON
                                         MORTGAGE SECURITIES CORP.

                                By:    /s/ Helaine Hebble
                                   ---------------------------------------------
                                Name:      Helaine Hebble
                                Title:     Senior Vice President



Dated: January 11, 2002

                                     EXHIBIT